Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2017
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2015	2016	2017
	RMB	RMB	RMB
Balance at beginning of the year	275,526	259,820	188,319
Allowance made during the year	87,219	96,298	114,885
Recoveries	(91,965)	(114,374)	(74,110)
Amount written off against the allowance	(10,960)	(53,425)	(1,299)

Balance at end of the year	259,820	188,319	227,795